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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                              __________________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  July 18, 2001
                                                          -------------

                          ATHEY PRODUCTS CORPORATION
              (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-2723                   36-0753480
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


    1839 South Main Street
  Wake Forest, North Carolina                                 27587-9289
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:    919-556-5171
                                                       ------------


________________________________________________________________________________
                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)




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Item 5.   Other Events.

     On December 8, 2000, Athey Products Corporation, a Delaware corporation ("Athey"), filed for protection pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of North Carolina, Raleigh Division (the "Bankruptcy Court").

     A copy of the monthly report for the period of June 1, 2001 through June 30, 2001, filed with the Bankruptcy Court on July 18, 2001 pursuant to Bankruptcy Court Rule 2015, is attached to this Current Report on Form 8-K as
Exhibit 99.1. Any financial information in this exhibit is unaudited and has not been reviewed by an independent accountant.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit Number                               Description
--------------                               -----------

99.1 Monthly Report of Corporate Debtor in Possession/Disbursing Agent for the Month of June 1, 2001 Through June 30, 2001.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATHEY PRODUCTS CORPORATION

Date:  August 2, 2001                   /s/ John A. Northen
                                        ------------------------
                                        By:   John A. Northen
                                        Its:  Disbursing Agent